UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2024

Cosmos Health Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	NasdaqCapital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On April 26, 2024, Cosmos Health Inc. (the “Company”) dismissed KPMG Certified Auditors S.A., Athens, Greece, (“KPMG”) as the Company’s independent registered accountant, effective immediately. The Company’s Audit Committee, mindful of certain filing deadlines under the US securities laws, unanimously voted in favor to dismiss KPMG as the Company’s independent auditors. KPMG was unable to complete the audit of the Company’s financial statements for the year ended December 31, 2023 on a timely basis.  The Company’s Board of Directors agreed with such recommendation.

KPMG had previously been appointed on August 7, 2023 as the Company’s independent registered public accounting firm with the engagement of the review the Company’s Third Quarter Form 10-Q and the audit of the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2023. As previously disclosed, during the two most recent fiscal years and through August 7, 2023, the Company had not consulted with KPMG regarding any matter that was the subject of a disagreement or a reportable event described in Items 304(a)(1)(iv) or (v), respectively, of Regulation S-K under the Securities Exchange Act of 1934.

During the subsequent interim period from August 7, 2023 through April 25, 2024, there were no (a) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter thereof in connection with its report for such period; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

We furnished a copy of the disclosures in this report to KPMG and have requested that KPMG furnish us with a letter addressed to the SEC stating whether such firm agrees with the statements made by the Company in response to this Item 4.01, if not, stating the respects in which it does not agree. A copy of the letter will be filed as Exhibit 16.1 to an Amendment to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Exhibit Title or Description
16.1	Letter from KPMG to the SEC to be filed by Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HEALTH INC.

Date: April 26, 2024	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

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